Exhibit 99.1

On Wednesday 03 11, 2026 at 7:00AM ET

Barnwell Industries, Inc. Announces Appointment of Sean Wallace to Expand Strategic M&A Capabilities and Capital Markets Expertise

HOUSTON, TX / ACCESS Newswire / March 11, 2026 / Barnwell Industries, Inc. (NYSE American:BRN) ("Barnwell" or the "Company") today announced the appointment of Sean Wallace as a strategic advisor to enhance the Company's capabilities in mergers and acquisitions and broader corporate development initiatives. Mr. Wallace participated in Barnwell's November 2025 Private Placement.

Mr. Wallace brings more than 30 years of senior financial and corporate leadership experience, including extensive work in capital markets, strategic finance, and M&A. He has served in a series of high-impact executive roles across public and private companies, most recently as Chief Financial Officer and Executive Vice President at AST SpaceMobile, Inc. Prior to that, Mr. Wallace served as Chief Financial Officer, Treasurer, and Vice President at Cogent Communications, a global Tier 1 internet service provider. As CFO, he led capital raising, strategic evaluation, and financial planning efforts. Earlier in his career, he held senior roles at Standard Chartered Bank and co-headed Investment Banking at JPMorgan in the Asia Pacific region. Mr. Wallace is a graduate of Harvard College and Harvard Business School.

"We are thrilled to welcome Sean to Barnwell," said Philip Patman, Jr., Chief Financial Officer and Director of Barnwell Industries. "His proven track record in strategic finance and M&A brings an invaluable perspective as we pursue disciplined growth and value creation."

In his advisory role, Mr. Wallace will work with Barnwell's leadership team to assess and execute strategic opportunities, including potential mergers, acquisitions, divestitures, and other corporate development initiatives that align with the Company's long-term objectives.

"I am excited to be a part of the Barnwell opportunity. Barnwell's unique structure and shareholder base positions the company to identify and attract exciting growth companies, including those in Space, Telecommunications, Emerging Defense, Rare Earths, Reshoring and Energy. I look forward to working with the team to advance the portfolio of Barnwell," Wallace stated.

About Barnwell Industries, Inc.

Barnwell Industries, Inc. (NYSE American:BRN) is a diversified company with operations and interests in energy and related assets. The Company is focused on disciplined capital allocation, operational excellence, and high-return growth opportunities.

Forward-Looking Statements

The information contained in this press release contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell's future performance, statements of Barnwell's plans and objectives, and other similar statements. Forward-looking statements include phrases such as "expects," "anticipates," "intends," "plans," "believes," "predicts," "estimates," "assumes," "projects," "may," "will," "will be," "should," or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell's expectations are set forth in the "Forward-Looking Statements," "Risk Factors" and other sections of Barnwell's annual report on Form 10-K for the last fiscal year and Barnwell's other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPANY:
Philip F. Patman, Jr.
Chief Financial Officer and Treasurer
Barnwell Industries, Inc.
24 Greenway Plaza, Suite 1800Q
Houston, Texas 77046
Telephone: +1 (713) 730 7026
Website: www.brninc.com

CONTACT: Barnwell Industries, Inc.